Exhibit 10.16
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE AND CONFIDENTIAL.

CONFIDENTIAL SETTLEMENT AND PATENT LICENSE AGREEMENT
This CONFIDENTIAL SETTLEMENT AND PATENT LICENSE AGREEMENT (the “Agreement”) is made and entered as of December 20, 2024 (the “Effective Date”) by and between Abbott Diabetes Care Inc., a Delaware corporation having a principal place of business at 1420 Harbor Bay Parkway, Alameda CA 94502 (“ADC”), and DexCom, Inc., a Delaware corporation, having a principal place of business at 6340 Sequence Drive, San Diego, CA 92121 (“DexCom”). ADC and DexCom are each individually referred to herein as a “Party,” and collectively as the “Parties.” Each Party and its Affiliates are also referred to herein, collectively, as a “Covered Party.”
RECITALS
WHEREAS, ADC and its Affiliates have asserted certain patents against DexCom and its Affiliates, as set forth in Exhibit A, and DexCom and its Affiliates have asserted certain patents against ADC and its Affiliates, as set forth in Exhibit B (collectively, the “Asserted Patents”);
WHEREAS, ADC, DexCom, and their respective Affiliates, have filed various lawsuits, administrative challenges, and other proceedings against each other, as set forth in Exhibits C.1 and C.2 (collectively, and including the Pending Patent Challenges, the “Proceedings”);
WHEREAS, ADC and DexCom previously entered into a Settlement and License Agreement dated July 2, 2014 (the “2014 Agreement”);
WHEREAS, each Covered Party denies that it has ever infringed the Asserted Patents, contests the validity and enforceability of the Asserted Patents, has filed counterclaims and defenses alleging noninfringement, invalidity and unenforceability, and has filed administrative challenges alleging the invalidity and unpatentability of the Asserted Patents;
WHEREAS, this Agreement is intended to end the Covered Parties’ global legal disputes related to Covered Products and, by granting each other licenses in respect of all patents relating to the Covered Products, is intended to give the Covered Parties the opportunity to use the technologies and thereby promote competition;
WHEREAS, the Parties acknowledge that this Agreement should not be admissible in any future patent proceedings to which any Covered Party is a party as evidence of a reasonable royalty or other comparison, even if such other proceeding involves any Patents with similar technology; and
WHEREAS, to avoid the time and expense of the Proceedings, and without any admission of liability or fault, the Parties desire to enter into a full, final, complete, and global settlement of the Proceedings on the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and mutual covenants in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

ARTICLE I
DEFINITIONS
As used in this Agreement, the following terms shall have the following meanings:
1.1[***]
1.2“ADC Covered Product” means a Covered Product of ADC and its Affiliates.
1.3“ADC Covered Sensor Product” means a Covered Sensor Product of ADC and its Affiliates.
1.4“Affiliate” means any Entity that now or hereafter, directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with a Covered Party, but only for so long as such Control exists.
1.5“After-Acquired Affiliate” has the meaning set forth in Section 8.4.
1.6“AID” means automatic insulin delivery.
1.7“AID Software” means insulin delivery software that determines an insulin dose and/or instructs an insulin pump or insulin pen to administer the determined insulin dose on an automatic basis.
1.8“AID System” means the combination of either an insulin pump or an insulin pen with AID Software.
1.9“Change of Control” means, as to a Party or other Entity, (a) a transaction or series of transactions that results in the sale, exchange, transfer or other disposition of all or substantially all of the Party’s or other Entity’s assets that are subject to this Agreement; (b) a merger or consolidation in which (i) the Party or other Entity is not the surviving Entity or (ii) the Party or other Entity is the surviving Entity, where in either case (whether (i) or (ii) of this (b)) the Entities who Controlled such Party or other Entity immediately before the consummation of such merger or consolidation do not, immediately after consummation of such merger or consolidation, Control such Party or other Entity; or (c) a transaction or series of transactions (which may include without limitation a tender offer for the Party’s or other Entity’s stock or the issuance, sale, or exchange of stock of such Party or other Entity if the Entities who Controlled such Party or other Entity immediately before the initial such transaction do not, immediately after consummation of such transaction or any of such series of transactions, Control such Party or other Entity; provided, however, notwithstanding anything to the contrary in this Agreement, neither (i) the issuance of securities by a Party or other Entity through a public offering, nor (ii) the transfer of ownership or Control in a Party or other Entity to one or more of its Affiliates, shall, in either case (whether (i) or (ii) of this (c)) constitute a Change of Control. A Change of Control of a Party’s or Entity’s Controlling parent constitutes a “Change of Control” of such Party or Entity. “Change of Control,” as to a Party or other Entity, includes any Change of Control that results from a bankruptcy proceeding involving such Party or Entity.
1.10“Claims” means any and all claims, defenses, demands, causes of action, suits, choses in action, controversies, actions, judgments, liens, indebtednesses, damages, losses, attorney’s fees, expert’s fees, expenses, liabilities, and proceedings of whatever kind and character, whether known or unknown, asserted or unasserted.
1.11“CNS Period” means the ten-year (10-year) period commencing on the Effective Date.
1.12“Control” or “Controlled” when referring to an Entity means having the power, direct or indirect, to direct or cause the direction of the management and policies of an Entity whether by ownership, contract, or otherwise. For the avoidance of doubt, ownership of more than fifty percent (50%) of the voting securities of the subject Entity shall constitute “Control.”

1.13“Control” or “Controlled” when referring to a Patent, Trade Dress or Design Right means that a Covered Party has the right to grant a sublicense or covenant with respect to such Patent, Trade Dress or Design Right as set forth in this Agreement, without violating any of the applicable terms of the relevant in-license, and provided further that such sublicensing does not impose any additional obligations (including payment of royalties or other amounts) or restrictions on such Covered Party.
1.14“Covered Party” means each Party and its Affiliates.
1.15“Covered Products” means, as to a Covered Party, any [***] manufactured by or on behalf of or sold by or on behalf of such Covered Party that [***] (any such sensor product, a “Covered Sensor Product”) as well as [***], but excluding any Excluded Products, Knock-off Products and Knock-off Element Products. Covered Products, as to a Covered Party, also includes any [***], and any future generations of such products. For DexCom, Covered Products include but are not limited to the [***].
1.16“Design Rights” means registered or unregistered rights under the law of any jurisdiction, worldwide, in and to any and all aspects of the original appearance of a product, including its shape, design, configuration, color, texture, materials, packaging, ornamentation, and surface decoration. For purposes of this Agreement, Design Rights do not include trademarks, tradenames, service marks, logos or corporate names, or rights therein.
1.17“Entity” means a person, trust, corporation, partnership, joint venture, limited liability company, association, unincorporated organization or other legal or governmental entity.
1.18“Excluded Products” means (i) any Excluded [***] Products or (ii) any [***] products of [***] or its Affiliates that have a [***] product.
1.19“Excluded [***] Products” means any [***] products of a [***] that are [***] of a Covered Party for [***] as a [***] for [***], which products are [***] of [***] and may be sold by the Covered Party only to [***]. For clarity, in no event will any customization of a Covered Party’s Covered Product (including for purposes of interoperability between a Covered Product and a Third Party’s product or to meet [***] requirements (e.g., [***])) be deemed to render such Covered Product an Excluded [***] Product.
1.20“Knock-off Products” means any [***] products of [***] that are [***] by the applicable [***] as of [***] by a Covered Party, which products are [***] of any of the non-acquiring Party’s then in [***] Covered Sensor Products [***].
1.21“Knock-off Element Products” [***].
1.22“Licensed Patents” means all Patents owned or Controlled by a Covered Party at any time during the term of this Agreement (a) that have been or are asserted as of the Effective Date in any Proceeding between the Covered Parties (including the Asserted Patents); or (b) that (i) cover any Covered Products or [***] thereof, or would be infringed by such [***] absent the licenses set forth in this Agreement and (ii) claim, have claimed, or are otherwise entitled to, priority from [***] in the world as of the Effective Date by such Covered Party and its Affiliates in existence as of the Effective Date; or (c) that claim, have claimed, or are otherwise entitled to, priority from [***] in the world as of the Effective Date and that were as of the Effective Date [***] (i) ADC or its Subsidiaries as of the Effective Date or (ii) DexCom or its Subsidiaries as of the Effective Date; and (d) any Related Patents of the Patents described in the foregoing (a)-(c). A “Related Patent” means any Patent that is a continuation, division, continuation in part, reissue, utility model, design patent, reissue from a reexamination, or the like, of a Licensed Patent or that otherwise claims, has claimed, or is otherwise entitled to priority from a Licensed Patent or any application from which a Licensed Patent also claims priority. Notwithstanding the foregoing, “Licensed Patents” excludes Patents [***] except to the extent such Patents are Related Patents. This definition of “Licensed Patents” and “Related Patent” does not disclaim or limit any implied licenses.
1.23[***]

1.24[***]
1.25“Pending Patent Challenges” means the Patent challenges that are pending between the Covered Parties, as set forth in Exhibits C.1 and C.2.
1.26“Patents” means (i) all classes or types of patents in any country or jurisdiction, including utility patents, utility models, design patents, invention certificates, reexamination certificates, and reissue patents; (ii) all applications for all classes and types of patents in any country or jurisdiction, including provisional applications, nonprovisional applications, continuations, divisionals, and continuations-in-part; and (iii) all rights to inventions for which applications may be filed in any country or jurisdiction.
1.27“Subsidiary” means any Entity that now or hereafter, directly, or indirectly through one or more intermediaries, is Controlled by a Covered Party, but only for so long as such Control exists.
1.28“Third Party” means an Entity other than (i) a Party to this Agreement or (ii) an Affiliate of a Party to this Agreement.
1.29“[***] Combination” has the meaning set forth in Section 2.3.
1.30“[***] Protections” has the meaning set forth in Section 2.4(i).
1.31“Trade Dress” means registered or unregistered rights under the law of any jurisdiction, worldwide, in and to the overall look and feel of a product (including any packaging and its presentation in advertising and promotion) that provides an indication of its source and distinguishes it from others. For purposes of this Agreement, Trade Dress does not include trade names, brand names, logos or corporate names, or rights therein.
1.32[***]
ARTICLE II
LICENSES
2.1License Grants.
(i)License to Abbott. DexCom, on behalf of itself and its Affiliates, hereby grants to ADC and its Affiliates (excepting any After-Acquired Affiliates), a nonexclusive, irrevocable, perpetual, non-transferable (except as authorized in Article VIII), worldwide, fully paid-up and royalty-free license, with no right to sublicense, under the Licensed Patents, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported, store or keep (or have stored or have kept) for those purposes, and otherwise transfer, have transferred, dispose of, or have disposed of, Covered Products.
(ii)License to DexCom. ADC, on behalf of itself and its Affiliates, hereby grants to DexCom and its Affiliates (excepting any After-Acquired Affiliates), a nonexclusive, irrevocable, perpetual, non-transferable (except as authorized in Article VIII), worldwide, fully paid-up and royalty-free license, with no right to sublicense, under the Licensed Patents, to make, have made, use, have used, sell, have sold, offer to sell, have offered for sale, import, have imported, store or keep (or have stored or have kept) for those purposes, and otherwise transfer, have transferred, dispose of, or have disposed of, Covered Products.
2.2[***]
2.3[***] Combinations. To the extent any Covered Product of a Covered Party is used in combination with [***] (each, a “[***] Combination” and any of the foregoing [***] products or components in (a) or (b), a “[***]”), no Covered Party shall [***] provided that [***].

2.4[***] Protections.
(i)Assertions Against [***] Combinations. To the extent that a Covered Party [***].
(ii)Remedies. If a Covered Party [***]. In addition, if [***] is ordered [***] Covered Product in any [***] Combination [***].
(iii)Supplier Liability. Notwithstanding anything in Sections 2.4(i) and (ii), [***].
(iv)Further Assurances. In the event that an arbitrator or court of competent jurisdiction determines that any provision of this Section 2.4 or the application thereof is unenforceable in whole or in part, in any jurisdiction anywhere in the world, the Parties agree to amend such provision as may be necessary to give effect to the intent of the Parties as set forth above.
ARTICLE III
RELEASES AND DISMISSALS
3.1Releases
(i)Release of Abbott. DexCom, on behalf of itself and its Affiliates, fully and forever irrevocably and unconditionally releases, acquits, and discharges ADC and its Affiliates, and their predecessors, successors, assigns, directors, employees, and officers, from all Claims that were or could have been asserted as of the Effective Date, arising out of or in any way related to, in any manner or degree, (a) the Licensed Patents or the direct or indirect (including induced or contributory) infringement thereof by any Covered Products (alone or in combination with other products) as of the Effective Date, (b) the Proceedings or the facts raised in the Proceedings, and (c) the 2014 Agreement. The releases set forth in this Section 3.1(i) do not apply to any Claims arising out of or in any way related to, in any manner or degree, any breach of this Agreement.
(ii)Release of DexCom. ADC, on behalf of itself and its Affiliates, fully and forever irrevocably and unconditionally releases, acquits, and discharges DexCom and its Affiliates, and their predecessors, successors, assigns, directors, employees, and officers, from all Claims that were or could have been asserted as of the Effective Date, arising out of or in any way related to, in any manner or degree, (a) the Licensed Patents or the direct or indirect (including induced or contributory) infringement thereof by any Covered Products (alone or in combination with other products) as of the Effective Date, (b) the Proceedings or the facts raised in the Proceedings, and (c) the 2014 Agreement. The releases set forth in this Section 3.1(ii) do not apply to any Claims arising out of or in any way related to, in any manner or degree, any breach of this Agreement.
3.2Statutory Acknowledgement. The releases set forth in Section 3.1 are full and final releases by which each Party, on behalf of itself and its Affiliates, waives all rights and benefits they may have had in the past, now have, or in the future may have in connection with the Claims released in Section 3.1 under the terms of any statute or provision of law that provides that a general release does not extend to Claims which a Party and its Affiliates do not know or suspect to exist in their favor at the time of executing this release by the Parties. The Parties and their Affiliates understand and accept the risk that they may have substantial Claims that are presently unknown, and they nevertheless release all such Claims within the scope of the foregoing releases. Specifically, each Party, on behalf of itself and its Affiliates, hereby expressly waives any rights they may have under California Civil Code Section 1542 (and any other law of similar effect in any jurisdiction), in connection with the Claims released in Section 3.1, which provides that:

“A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS THAT THE CREDITOR OR RELEASING PARTY DOES NOT KNOW OR SUSPECT TO EXIST IN HIS OR HER FAVOR AT THE TIME OF EXECUTING THE RELEASE, AND THAT, IF KNOWN BY HIM OR HER, WOULD HAVE MATERIALLY AFFECTED HIS OR HER SETTLEMENT WITH THE DEBTOR OR RELEASED PARTY.”
3.3Stipulated Dismissal. Within five (5) business days after the Effective Date, the parties to the Proceedings listed in Exhibit C.1 shall cause their respective counsel to execute and file the stipulated motion and proposed order in the form set forth in Exhibit D, or in such other form as required for approval by the relevant courts, for an order fully and finally dismissing the Proceedings listed in Exhibit C.1 with prejudice. The parties to the Proceedings listed in Exhibit C.1 shall promptly proceed with any and all additional procedures needed to dismiss with prejudice the Proceedings listed in Exhibit C.1. Where dismissal of a Proceeding listed in Exhibit C.1 is only available on a “without prejudice” basis, the parties to the Proceedings listed in Exhibit C.1 shall promptly proceed with any and all additional procedures needed to dismiss without prejudice the Proceedings listed in Exhibit C.1. Where dismissal of a Proceeding listed in Exhibit C.1 is not possible, the Covered Parties and their respective counsel shall immediately cease all efforts to litigate that Proceeding.
3.4Inter Partes Review. As of the Effective Date and through the final disposition of each Pending Patent Challenge listed in Exhibit C.1 that is an inter partes review between the Covered Parties (each an “IPR,” and collectively, the “IPRs”), to the extent permitted by law, each Covered Party agrees not to voluntarily participate or assist others in prosecution of the IPRs, provided that, for the avoidance of doubt, the foregoing shall not restrict the provision of testimony, documents, assistance or information or any other actions that such Covered Party is legally obligated or compelled to provide. Within five (5) business days after the Effective Date, the Parties shall jointly request a conference with the Patent Trial and Appeal Board of the PTO (“PTAB”) seeking authorization to file a joint motion to terminate. No later than the date therefor set by the PTAB, the Parties shall cause their respective counsel to execute and file with the PTO appropriate papers requesting termination of each of the IPRs as to the Parties without the rendering of a final decision, in the form set forth in Exhibit E. Notwithstanding the foregoing, the Parties acknowledge that the decision as to whether to terminate the IPRs is at the discretion of the PTO, neither Party shall have any liability hereunder if, notwithstanding its compliance with this Section 3.4, the PTO does not terminate the IPRs, and the PTO’s termination of the IPRs is not a condition for any of the rights or obligations under this Agreement. If the PTO does not terminate an IPR, the owner of the Patent challenged in that IPR may continue to prosecute or litigate the IPR, including any appeals, to the extent necessary to secure or uphold its challenged Patents. In this provision, “PTO” means the United States Patent and Trademark Office.
3.5Other Pending Patent Challenges. Within five (5) business days after the Effective Date, the Covered Parties to any other Pending Patent Challenges listed in Exhibit C.1 shall cause their respective counsel to jointly dismiss all other Pending Patent Challenges or, where dismissal is not possible, cease all efforts to challenge or invalidate claims in any Pending Patent Challenges. Notwithstanding the foregoing, the Patent owner in any Pending Patent Challenge may continue to prosecute or litigate such Proceedings, including any appeals, to the extent necessary to secure or uphold its challenged Patents, including with respect to the Pending Patent Challenges listed in Exhibit C.2.
3.6Agreement Enforceability. The Parties acknowledge and agree that this Agreement is enforceable according to its terms with respect to the final dismissal with prejudice of all Claims as between the parties in the Proceedings.
3.7Costs and Attorneys’ Fees. The Parties agree that each Party shall bear its own costs and attorneys’ fees relating to the Proceedings, and the dismissal thereof, and to the negotiation of this Agreement.

ARTICLE IV
COVENANTS NOT TO SUE
4.1Covenant to Abbott. DexCom, on behalf of itself and its Affiliates, covenants and agrees that it and each of its Affiliates will not assert at any time before the expiration of the CNS Period any Claim (other than against any Excluded Product, Knock-off Product, or, Knock-off Element Product) against ADC or its Affiliates for direct or indirect (including induced or contributory) infringement of any Patent (including any Licensed Patents), Trade Dress or Design Right owned or Controlled by DexCom or its Affiliates. For clarity, this Section 4.1 is subject to Section 4.5.
4.2Covenant to [***]. DexCom, on behalf of itself and its Affiliates, covenants and agrees that it and each of its Affiliates will not assert at any time before the expiration of the CNS Period any Claim against [***] for direct or indirect (including induced or contributory) infringement of any Patent (including any Licensed Patents), Trade Dress or Design Right owned or Controlled by DexCom or its Affiliates in connection with or relating to [***] making, having made, using, offering for sale, selling, distributing, importing, having imported, storing or keeping for those purposes, or otherwise transferring, having transferred, disposing of, or having disposed of Covered Products of ADC or its Affiliates ([***], in such capacity, an “[***]”). For clarity, this Section 4.2 is subject to Section 4.5.
4.3Covenant to DexCom. ADC, on behalf of itself and its Affiliates, covenants and agrees that it and each of its Affiliates will not assert at any time before the expiration of the CNS Period any Claim (other than against any Excluded Product, Knock-off Product, or Knock-off Element Product) against DexCom or its Affiliates for direct or indirect (including induced or contributory) infringement of any Patent (including any Licensed Patents), Trade Dress or Design Right owned or Controlled by ADC or its Affiliates. For clarity, this Section 4.3 is subject to Section 4.5.
4.4Covenant to [***]. ADC, on behalf of itself and its Affiliates, covenants and agrees that it and each of its Affiliates will not assert at any time before the expiration of the CNS Period any Claim against [***] for direct or indirect (including induced or contributory) infringement of any Patent (including any Licensed Patents), Trade Dress or Design Right owned or controlled by ADC or its Affiliates in connection with or relating to [***] making, having made, using, offering for sale, selling, distributing, importing, having imported, storing or keeping for those purposes, or otherwise transferring, having transferred, disposing of, or having disposed of Covered Products of DexCom or its Affiliates ([***], in such capacity, a “[***]”). For clarity, this Section 4.4 is subject to Section 4.5.
4.5[***]. The Covered Parties acknowledge and agree that [***] during the CNS Period for any acts that would be actionable were it not for the existence of the covenants set forth in this Article IV.
4.6Breach of this Agreement. The covenants of a Party set forth in this Article IV do not apply to any Claims arising out of or in connection with any breach by the other Party of this Agreement.
4.7ADR. Notwithstanding the covenants set forth in this Article IV, the Covered Parties may invoke and enforce decisions pursuant to the alternative dispute resolution provisions under Article IX.
4.8[***] CNS Period. [***] the CNS Period, the Parties’ respective Presidents or General Counsel shall [***].
4.9False Advertising And Unfair Competition Claims. Nothing in this Agreement restricts or limits any Covered Party’s rights to assert or defend any Claim for false advertising, unfair competition or unfair business practices, including regarding the accuracy of marketing claims made by the other Covered Party.

ARTICLE V
COVENANT NOT TO CHALLENGE
5.1No Contesting Validity of Patents During CNS Period. Subject to the exceptions set forth in Section 5.7, each Covered Party shall not during the CNS Period in any way contest the validity, enforceability, priority, ownership, inventorship, patent term extension or adjustment application, or granted patent term extension or adjustment of any Patent owned by the other Covered Party, in any court, government agency, or other venue worldwide, unless such Patent is asserted or threatened to be asserted against (i) such Covered Party (or any of its Affiliates), or (ii) an [***] in breach of Section 4.2, or (iii) a [***] in breach of Section 4.4, or (iv) [***] or [***] in breach of Section 2.2(ii).
5.2No Assisting in Contesting Validity of Patents During CNS Period. Subject to the exceptions set forth in Section 5.7, each Covered Party shall not during the CNS Period voluntarily assist any Third Party in any way in contesting the validity, enforceability, priority, ownership, inventorship, patent term extension or adjustment application, or granted patent term extension or adjustment of any Patent owned by the other Covered Party, in any court, government agency, or other venue worldwide, unless such Patent is asserted or threatened to be asserted against (i) such Covered Party (or any of its Affiliates), or (ii) an [***] in breach of Section 4.2, or (iii) a [***] in breach of Section 4.4, or (iv) [***] or [***] in breach of Section 2.2(ii).
5.3No Contesting Validity of Licensed Patents. Subject to the exceptions set forth in Section 5.7, each Covered Party shall not during the term of this Agreement in any way contest the validity, enforceability, priority, ownership, inventorship, patent term extension or adjustment application, or granted patent term extension or adjustment of any Licensed Patent owned or Controlled by the other Covered Party, in any court, government agency, or other venue worldwide, unless such Patent is asserted or threatened to be asserted against (i) such Covered Party (or any of its Affiliates), or (ii) an [***] in breach of Section 4.2, or (iii) a [***] in breach of Section 4.4, or (iv) [***] or [***] in breach of Section 2.2(i).
5.4No Assisting in Contesting Validity of Licensed Patents. Subject to the exceptions set forth in Section 5.7, each Covered Party shall not during the term of this Agreement voluntarily assist any Third Party in any way in contesting the validity, enforceability, priority, ownership, inventorship, patent term extension or adjustment application, or granted patent term extension or adjustment of any Licensed Patent owned or Controlled by the other Covered Party, in any court, government agency, or other venue worldwide, unless such Patent is asserted or threatened to be asserted against (i) such Covered Party (or any of its Affiliates), or (ii) an [***] in breach of Section 4.2, or (iii) a [***] in breach of Section 4.4 or (iv) [***] or [***] in breach of Section 2.2(i).
5.5No Admissions; Exceptions. Notwithstanding the foregoing, (a) nothing in this Article V shall be interpreted as an admission by any Covered Party of the validity or invalidity of any Patent, or as an admission by any Covered Party of its direct or indirect (including induced or contributory) infringement of any Patent; (b) the foregoing covenants in Sections 5.1 through 5.4 shall not apply to any challenge of (1) a Patent owned or Controlled by [***] or (2) a [***], in each case if such challenge was filed prior to the [***] date of such [***]; and (c) nothing in this Article V prevents a Covered Party from (i) complying with [***], complying with [***] at [***], serving as [***], or engaging in other activities in response to the requests of any [***] or in accordance with applicable [***] or that such Covered Party is otherwise [***] or [***] to participate in or provide, or (ii) making arguments or comments (whether in the course of patent prosecution, administrative proceeding, or litigation) with respect to a Patent that is owned or Controlled by a Covered Party, where such Patent is referenced as prior art (or as evidence of the state of the art) in such patent prosecution, administrative proceeding, or litigation with respect to any Patent owned or Controlled by the Covered Party making such arguments or comments.

5.6Permitted Challenges. For clarity, and notwithstanding anything to the contrary in Section 10.5, permitted challenges in defense of any assertion of a Patent against a Covered Party (or against an [***] in breach of Section 4.2, a [***] in breach of Section 4.4, or [***] or [***] in breach of Section 2.2(i) or 2.2(ii)) include interferences, opposition proceedings, IPR proceedings, post-grant review (“PGR”) proceedings, reexaminations, revocation and nullity proceedings, derivation proceedings, or any other administrative proceedings for bringing a Patent challenge administered by any U.S. or foreign governmental body. A Covered Party may file any of the proceedings described in the previous sentence in defense of a suit or administrative proceeding asserting a Patent against such Covered Party without complying with the alternative dispute resolutions provisions in Article IX.
5.7Exceptions. Notwithstanding Section 5.1 and Section 5.2, [***], each Party may (itself or through any of its Affiliates) [***] or [***] in [***] to Patents owned or Controlled by the other Party or its Affiliates that are not [***], provided that a statute, regulation, rule or other applicable law has [***]. Prior to bringing any such challenge, however, the challenging Party shall [***] to the other Party and the other Party shall [***].
ARTICLE VI
REPRESENTATIONS AND WARRANTIES
6.1General Representations and Warranties by Parties. Each Party represents and warrants that it has the corporate power and authority to enter into this Agreement, and to carry out the terms and perform its obligations set forth in this Agreement, and that the person executing this Agreement on its behalf has the authority to act for and bind such Party.
6.2Additional Representations and Warranties. Each Party represents and warrants that: (i) it and its Affiliates (either alone or in combination) has all rights to claim and recover for alleged infringement of its Licensed Patents, and has all legal rights necessary to grant the licenses, covenants, and releases provided for in this Agreement; (ii) it has the full right and authority to enter into this Agreement on behalf of and bind all of its Affiliates, and shall cause all such Affiliates to comply with and grant all necessary rights, licenses, covenants, and releases to effect this Agreement, and all other terms and conditions of this Agreement, and shall be directly liable to the other Party and its Affiliates for any breach of this Agreement by any of such Party’s Affiliates, including any failure by any Affiliate to grant any such right, license, covenant, or release; (iii) neither it nor any of its Affiliates has transferred or assigned or purported to transfer or assign to any Entity any Claims purported to be herein released; (iv) neither it nor any of its Affiliates has instituted any pending lawsuit or other pending proceeding against the other Party or any of its Affiliates, involving any Patent (including any Licensed Patents), Trade Dress or Design Right, other than the Proceedings; and (v) neither it nor any of its Affiliates have participated in any way (directly or indirectly) in any transaction the purpose or effect of which is to avoid or prevent the other Party and its Affiliates from receiving or enjoying any part of the benefit of any of the rights, licenses, covenants, or releases provided for in this Agreement.
ARTICLE VII
TERM
7.1Term. The term of this Agreement shall commence upon the Effective Date and shall continue until the tenth (10th) anniversary of the Effective Date or until the expiration of the last-to-expire Patent that is a Licensed Patent, whichever is later.
7.2No Termination. Neither this Agreement nor any of the rights, licenses, covenants, and releases granted by each Party (on its own behalf or on behalf of its Affiliates) hereunder may be terminated for any reason, and no Party shall have the right to seek rescission of this Agreement or any other remedy that seeks to invalidate, terminate, void, or undo this Agreement.

7.3Survival. The provisions of Article X, Sections 2.3, 2.4, 9.1, 9.2(v) (but only with respect to a court action or administrative proceeding commenced in breach of Section 9.2 prior to expiration of this Agreement) and this Section 7.3, will survive expiration of this Agreement. Section 10.5 shall survive expiration of this Agreement only until the statute of limitations has run for any Claim for breach of this Agreement and has run for any Claim for direct or indirect (including induced or contributory) infringement of the last-to-expire U.S. Licensed Patent.
ARTICLE VIII
ASSIGNMENT AND TRANSFER
8.1Assignment of Licensed Patents by Covered Parties. Each Party agrees, on behalf of itself and each of its Affiliates, that if such Party (or its Affiliate) assigns, or grants any enforcement rights with respect to, a Licensed Patent to a Third Party, then all of the licenses, releases, covenants, and other rights granted by them and all their obligations set forth in this Agreement with respect to such Licensed Patents (the “Patent Obligations”) shall run with such Licensed Patents, and that such Party shall ensure that any assignee, transferee, or successor to any of the Licensed Patents (including an Acquiring Entity (as defined in Section 8.3) or a surviving Entity in connection with a Change of Control of such Covered Party where the separate corporate existence of the Covered Party ceases (“Surviving Entity”)), or any other Entity (such as an exclusive licensee) that obtains any enforcement rights with respect to any of the Licensed Patents, agrees in writing, prior to such assignment, transfer or grant, to be bound by the relevant Patent Obligations (including the obligation to obtain such written agreement from any subsequent assignee, transferee, successor or grantee of such Licensed Patents). Similarly, following such assignment, transfer or grant, the other Covered Party shall remain bound by the covenants made by such Covered Party in Article V with respect to such Licensed Patents.
8.2Limitation on Assignments. Except as expressly set forth in this Article VIII, neither Party may assign this Agreement or its rights or obligations hereunder without the other Party’s prior written consent. Subject to the foregoing, this Agreement shall inure to the benefit of each Party’s permitted successors and assigns.
8.3Sale or Transfer; Change of Control. Each Party shall have the right to assign this Agreement in connection with a Change of Control of such Party, provided that in the event of any Change of Control of a Party (such Party and its Affiliates immediately prior to such Change of Control, the “Change of Control Party”), (1) the license granted by the other Party under Section 2.1 and the covenants made by the other Party under Article IV shall be limited to only (a) the Change of Control Party’s Covered Products that were [***] the [***] of such Change of Control; and (b) improvements, updates, future versions, or successor products (however named) that are based upon the Change of Control Party’s Covered Products that were [***] the [***] of such Change of Control; and (unless included in the foregoing clause (1)(a) or (1)(b)) do not cover any products that are the [***] as or [***] products that were [***] before the [***] of such Change of Control by the Third Party acquiror or its Affiliates existing immediately prior to such consummation (such Third Party acquiror and such Affiliates, individually and collectively, the “Acquiring Entity”) and shall not extend otherwise to the Acquiring Entity or any other businesses of the Acquiring Entity; (2) the covenants of both the Change of Control Party and the other Covered Party under Articles IV and V shall continue to apply with respect to such Change of Control Party (or Surviving Entity) and the other Covered Party; (3) notwithstanding anything to the contrary, (a) the Patents [***] by the Acquiring Entity shall not be “Licensed Patents” and shall not be subject to the license granted to the other Covered Party in Section 2.1, and (b) the Patents, Trade Dress, Design [***] by the Acquiring Entity shall not be subject to (i) the covenants made by the Change of Control Party in Article IV, or (ii) (if DexCom is the Change of Control Party) the license granted and covenant made by DexCom in Section 2.2; and (4) the covenants of the Change of Control Party under Article V shall apply to the Acquiring Entity solely with respect to the Licensed Patents owned by such other Covered Party and any other Patents owned by such other Covered Party that claim the making, apparatus, or method of using, [***] product.

8.4After-Acquired Affiliates. Notwithstanding anything in this Agreement to the contrary, if a Covered Party acquires or gains Control of any Third Party after the Effective Date (such acquired or newly-Controlled Third Party, an “After-Acquired Affiliate”), such After-Acquired Affiliate [***] the licenses set forth in this Agreement and [***] the releases and covenants set forth in this Agreement [***] for [***] to the date of its acquisition by such Covered Party.
8.5No Patent Laundering. Without limiting any other express restrictions on the rights and licenses granted under this Agreement or implying any right not expressly granted under this Agreement, the Parties acknowledge and agree that the licenses and covenants granted under this Agreement do not cover [***] that a Covered Party may [***] for the primary purpose of [***] or [***] that occur for such primary purpose, and other similar [***]. Any product made, have made, used, have used, sold, have sold, offered for sale, have offered for sale, imported, have imported, stored or kept for such primary purpose shall not be a Covered Product.
ARTICLE IX
ALTERNATIVE DISPUTE RESOLUTION
9.1Alternative Dispute Resolution Procedure.
(i)Notice. In the event of any dispute between the Covered Parties arising under, arising from, or related to this Agreement, the aggrieved Party must give written notice to the other Party. In the event of an alleged breach, the breaching Party (or Party alleged to be in breach) has [***] to cure the breach. If such breach (or alleged breach) is not cured within [***] (including if the Party alleged to be in breach disputes the breach), the aggrieved Party may invoke the dispute resolution procedures of this Section 9.1.
(ii)Negotiations. The Parties will attempt to settle amicably all disputes arising under, arising from, or related to this Agreement, by good faith negotiations of [***], or [***], for a period of at least [***] following receipt of a dispute notice, which period may be extended by mutual agreement between the Parties. If the Parties are unable to resolve their dispute within such period, either Party may submit the matter to binding arbitration, as the sole and exclusive dispute resolution method.
(iii)Arbitral Tribunal. Within [***] following institution of the arbitration proceeding, each Party will select [***] and [***] will [***] a [***] within [***] after their appointment.
(iv)Discovery. Other than by agreement of the Parties or on an order by the arbitral tribunal for good cause shown, there shall be no more than [***] requests for production, [***] interrogatories, [***] fact witness depositions, and [***] 30(b)(6) topics per side. The Parties shall be allowed no more than [***] expert witnesses. Each Party may provide an expert report from each expert of [***] and each expert may be deposed. The Parties shall exchange contentions on their dispute within [***] of selection of [***]. The Federal Rules of Civil Procedure shall govern the parties’ discovery obligations under this Section 9.1(iv).
(v)Hearing. The hearing before the arbitral tribunal shall be held on [***] within [***] of the selection of [***]. The Federal Rules of Evidence shall govern the admissibility of evidence at the hearing. At least [***] before the hearing, each Party shall submit (a) [***], (b) a [***], and (c) [***]. Within [***] after the hearing, each Party may submit a [***].
(vi)Arbitral Decision. The arbitral tribunal shall rule on each disputed issue within [***] after the hearing. Such ruling shall [***] of the Parties on each disputed issue but may [***] on some issues and [***] on other issues. The arbitral tribunal will not [***] or otherwise [***] of its ruling.
(vii)Available Remedies; Damages. The arbitral tribunal may award [***] Agreement but may not grant [***] (including, without limitation, [***] relief or other orders of [***]) or [***], or other [***].

(viii)Fee shifting. The losing Party pays both Parties’ reasonable fees and costs (including reasonable attorneys’ and experts’ fees). The arbitral tribunal may reduce a fee-shifting award pro rata for a victory that is only partial.
(ix)Effect of Arbitral Award. The rulings of the arbitral tribunal and the allocation of fees and expenses shall be binding upon the Parties, subject only to judicial review under the Federal Arbitration Act (9 U.S.C. §§ 10 and 11) and may be entered as a final judgment in any court having jurisdiction.
(x)Confidentiality. Except as necessary for judicial review or entry of final judgment or as required by law, the existence of the dispute, any settlement negotiations, the arbitration hearing, the arbitration ruling, and any arbitration submissions shall remain confidential.
(xi)Condition Precedent. Compliance with these alternative dispute resolution provisions is a condition precedent to filing any court action or administrative proceeding that involves, at least in part, a dispute between the Covered Parties arising under, arising from, or related to this Agreement.
9.2Pre-Suit Notice for Infringement Claims.
(i)Notice. A Party that believes that it or any of its Affiliates has a claim of Patent, Trade Dress or Design Right infringement against the other Party or that Party’s Affiliates relating to any Covered Products of the other Party or its Affiliates, prior to initiating any court action or administrative proceeding in any court or administrative agency anywhere in the world asserting infringement, shall first send notice of such potential claim to the opposing Party.
(ii)Negotiations. The Parties will attempt to settle amicably such potential claim by good faith negotiations of [***], or [***], for a period of at least [***] following receipt of a dispute notice, which period may be extended by mutual agreement between the Parties.
(iii)Binding Arbitration. If the Parties are unable to resolve their dispute within such period, either party may within [***] submit for binding arbitration under the alternative dispute resolution procedure described in Section 9.1 above whether the potential claim asserts a Licensed Patent against a Covered Product or is otherwise barred by this Agreement. The arbitral tribunal shall have authority to decide [***] are Licensed Patents asserted [***]. At least one member of the arbitral tribunal resolving a dispute under this provision shall be [***] with [***].
(iv)Condition Precedent. Compliance with these pre-suit notice procedures, including the conclusion of any binding arbitration instituted under these procedures, shall be a condition precedent to a Covered Party filing any court action or administrative proceeding asserting a claim of Patent, Trade Dress or Design Right infringement against the other Covered Party relating to any Covered Products of such other Covered Party. The damages and statute of limitations period for such a claim of Patent, Trade Dress or Design Right infringement shall be tolled for the period during which the Covered Parties are engaged in pre-suit notice procedures.
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ARTICLE X
MISCELLANEOUS PROVISIONS
10.1Confidentiality. The terms of this Agreement are confidential. Except for a press release or other announcements agreed to by representatives of the Parties in connection with this settlement, none of the Covered Parties may issue a press release or other public announcement regarding this Agreement or the transactions contemplated herein. ADC may disclose Section 2.2 to [***]. No Party shall otherwise disclose the terms of this Agreement without the other Party’s written consent (other than to its Affiliates subject to obligations of confidentiality at least as stringent as those contained herein) except:

(i)to any governmental body having jurisdiction and specifically requiring such disclosure;
(ii)in response to a subpoena or as otherwise may be required by law;
(iii)in confidence, to a Party’s directors, accountants, legal counsel, tax advisors and other financial and legal advisors;
(iv)as required during the course of litigation and subject to a protective order; provided, however, that any production under a protective order would be protected under an “Outside Attorneys’ Eyes Only” designation prohibiting disclosure to in-house counsel or higher confidentiality designation, which higher confidentiality designation, for the avoidance of doubt, must be at least as restrictive as “Outside Attorneys’ Eyes Only”;
(v)for the purposes of disclosure in connection with the Securities and Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and any other reports or disclosures filed with the Securities and Exchange Commission or other financial regulatory authorities, or any other filings, reports or disclosures that may be required under applicable laws or regulations;
(vi)with obligations of confidentiality at least as stringent as those contained herein, to a counterparty in connection with a proposed merger, acquisition, financing or similar transaction or a proposed exclusive license, sale, or transfer of rights to the Licensed Patents; and
(vii)as required to enforce the terms of this Agreement; provided, however, that prior to any disclosure pursuant to paragraphs (i), (ii), (iv) or (v), the Party making any such disclosure shall: (a) take reasonable actions in an effort to minimize the nature and extent of such disclosure; and (b) provide at least ten (10) days’ advance written notice to the other Party of such disclosure and its contents. Nothing in this provision shall impose obligations on the Parties that would be contrary to or impede compliance with their obligations under any applicable law or rule, or shall restrict the Parties, their directors, accountants, legal counsel, tax advisors, and other financial and legal advisors, from disclosing information that is already publicly known through no fault of the disclosing Party.
10.2Notices. All notices required or permitted to be given hereunder must be in writing and must be delivered by prepaid air courier or by registered or certified airmail, postage prepaid, addressed as follows:

For ADC:	Abbott Laboratories Attention: General Counsel 100 Abbott Park Road Abbott Park, Illinois 60064
For DexCom:	Dexcom, Inc. Attention: Chief Legal Officer 6340 Sequence Drive San Diego, CA 92121 with a copy to: Dexcom, Inc. Attention: General Counsel 6340 Sequence Drive San Diego, CA 92121
Such notices shall be deemed to have been served when received by addressee. Any Party may give written notice of a change of address and, after notice of such change has been received, any notice or request must thereafter be given to such Party as above provided at such changed address.

10.3Licenses in Bankruptcy. Without acknowledging that this Agreement is an executory contract, the Parties agree that all rights, licenses, releases, and immunities granted under or pursuant to this Agreement by each of the Parties are, and shall otherwise be deemed to be, for the purpose of Section 365(n) of the US Bankruptcy Code, as amended (the “Bankruptcy Code”), licenses of rights to “intellectual property” as defined under Section 101(35A) of the Bankruptcy Code. The Parties agree that each of the Parties shall retain and may fully exercise all of their respective rights and elections under the Bankruptcy Code. The Parties further agree that, in the event that any proceeding shall be instituted by or against a Party seeking to adjudicate it as bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of that Party or that Party’s debt under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking an entry of an order for relief or the appointment of a receiver, trustee, or other similar official for that Party or any substantial part of its property, or if a Party hereto shall take any action to authorize any of the foregoing actions, the other Party shall have the right to retain and enforce their respective rights under this Agreement.
10.4Choice of Law. This Agreement and matters connected with the performance thereof shall be construed, interpreted, and governed in all respects in accordance with the laws of the United States of America and the State of Delaware, without reference to conflict of laws principles, provided that all issues of substantive patent law arising under, arising from, or related to this Agreement for any Patent, Trade Dress, or Design Right shall be determined by the substantive law of the country or relevant jurisdiction of such Patent, Trade Dress, or Design Right.
10.5Choice of Venue & Jurisdiction. Subject to Section 5.6 and Article IX, the Parties agree that any disputes and litigation related to this Agreement, its construction, and matters connected with its performance, and any Claim for direct or indirect (including induced or contributory) infringement at any time, under any U.S. Patent (including any U.S. Licensed Patents), U.S. Trade Dress or U.S. Design Right against a Covered Party, shall be subject to the exclusive jurisdiction of the United States District Court for the District of Delaware, to the extent permitted by law. This includes jurisdiction to resolve any disputes between Covered Parties arising under, arising from, or related to this Agreement over whether any patents, foreign or U.S., are Licensed Patents, if such dispute was not resolved by the arbitration procedure of Article IX. The Court of Chancery of the State of Delaware shall have exclusive jurisdiction pursuant to 10 Del. C. Section 346, to the extent subject matter jurisdiction is lacking in federal court. Subject to Article IX, the Parties hereby consent to, and waive any challenge to, the jurisdiction and venue of the Delaware state and federal courts over these matters. A Party that obtains a judgment against the other Party in the courts identified in this section may enforce that judgment in any court that has jurisdiction over the Parties. Notwithstanding anything in this Section 10.5 to the contrary, nothing herein will restrict either Party from initiating, pursuing, or otherwise participating in any Patent challenges, including, without limitation, any interferences, opposition proceedings, IPR proceedings, PGR proceedings, revocation and nullity proceedings, or any other administrative proceedings administered by any U.S. or foreign governmental body, to the extent any such Patent challenges or other proceedings are permitted by this Agreement.
10.6Injunctive Relief. Nothing in this Agreement shall be interpreted to preclude the Covered Parties from seeking injunctive relief after this Agreement expires against any products or activity that are not licensed or released hereunder. No Covered Party shall use the existence or effect of this Agreement, any arbitration under this Agreement, or the 2014 Agreement to argue in any court or administrative proceeding that the other Covered Party has not suffered, or will not suffer, irreparable harm or otherwise is not entitled to injunctive relief.
10.7Further Acts. The Parties agree to perform any further acts and execute and deliver any further documents that may be reasonably necessary to carry out this Agreement.

10.8Severability. The Parties intend that if a court holds that any provision or part of this Agreement is invalid or unenforceable, the court will modify that provision or part to the minimum extent necessary to make it valid and enforceable, or if it cannot be made valid and enforceable, will sever and delete that part. That modification or severance will not affect the validity or enforceability of the remainder of this Agreement, which will continue in full force and effect. The Parties agree to negotiate in good faith an enforceable substitute provision for any invalid, illegal, or unenforceable provision that most nearly achieves the intent of the provision.
10.9Mistake. In entering and making this Agreement, the Parties assume the risk of any mistake of fact or law, and any mistakes of fact or law will not be grounds for seeking rescission or otherwise challenging the validity of this Agreement. This Agreement is final and binding on the Parties regardless of any mistake of fact or law.
10.10Entire Agreement; Termination of the 2014 Agreement. This Agreement embodies the entire understanding of the Parties with respect to the subject matter hereof, and merges all prior discussions among them, and none of the Covered Parties shall be bound by any conditions, definitions, warranties, understandings, or representations with respect to the subject matter hereof other than as expressly provided herein. No oral explanation or oral information by any Party hereto shall alter the meaning or interpretation of this Agreement. The 2014 Agreement is hereby terminated in its entirety and superseded by this Agreement and all rights and obligations under the 2014 Agreement (including any terms which expressly or impliedly purport to survive its termination) cease as of the Effective Date.
10.11Modification; Waiver. No modification or amendment to this Agreement will be effective unless in writing and signed by authorized representatives of the Parties. No waiver of any provision, breach, or default of this Agreement will be valid unless in a writing signed by the waiving Party that specifies what is being waived. A valid waiver under this Section 10.11 will be limited in scope to the waiver specified and will not constitute a waiver of any other provision, breach, or default under this Agreement. A Party’s failure or delay in enforcing any provision of this Agreement will not operate as a waiver.
10.12Consultation with Counsel. Each Party acknowledges that it knows and understands the contents of this Agreement and has been represented by counsel of its choice in connection with this Agreement and has entered into this Agreement knowingly and voluntarily.
10.13Construction; Language. Any rule of construction to the effect that ambiguities are to be resolved against the drafting party will not be applied in the construction or interpretation of this Agreement. As used in this Agreement, the words “include” and “including” and variations thereof will not be deemed to be terms of limitation, but rather will be deemed to be followed by the words “without limitation.” The headings in this Agreement will not be referred to in connection with the construction or interpretation of this Agreement. This Agreement is in the English language only, which language shall be controlling in all respects, and all notices under this Agreement shall be in the English language.
10.14Counterparts. This Agreement may be executed in counterparts or duplicate originals, all of which shall be regarded as one and the same instrument, and which shall be the official and governing version in the interpretation of this Agreement. This Agreement may be executed by facsimile, electronic or digital signatures and such signatures shall be deemed to bind each Party as if they were original signatures.
10.15No Admissions. The terms and conditions of this Agreement are for the purpose of settlement only. Neither the fact of a Party’s entry into this Agreement nor the terms hereof nor any acts undertaken pursuant hereto shall constitute an admission or concession by either Party of liability or wrongdoing on the part of such Party. Neither the fact of a Party’s entry into this Agreement nor the terms hereof nor any acts undertaken pursuant hereto shall be offered or admitted in evidence in any legal proceeding against any Party other than one to enforce rights and obligations arising out of this Agreement.
[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be signed below.

Abbott Diabetes Care Inc.		Dexcom, Inc.
On behalf of itself and its Affiliates		On behalf of itself and its Affiliates

By:	/s/ JARED WATKIN	By:	/s/ KEVIN R SAYER

Name:	JARED WATKIN	Name:	KEVIN R SAYER

Title:	EVP DIABETES CARE	Title:	CEO & PRESIDENT

Date:	20 DEC 2024	Date:	20 DECEMBER 2024

EXHIBIT A

ASSERTED PATENTS (ADC)

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EXHIBIT B

ASSERTED PATENTS (DEXCOM)

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EXHIBIT C-1

PROCEEDINGS & PENDING PATENT CHALLENGES
THE PARTIES MUST SEEK TO DISMISS OR TERMINATE

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EXHIBIT C-2

PROCEEDINGS & PENDING PATENT CHALLENGES
THE PATENT OWNER MAY LEAVE PENDING
SOLELY FOR THE PURPOSE OF DEFENDING
THE VALIDITY OF THE PATENT OWNER’S PATENTS

[***]

EXHIBIT D

DISMISSAL STIPULATION AND ORDER FOR U.S. DISTRICT COURT CASES

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JOINT STIPULATION TO DISMISS
FEDERAL CIRCUIT APPEAL NOS. 24-1449, -1450

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EXHIBIT E

UNOPPOSED MOTION TO DISMISS PRE-INSTITUTION PROCEEDINGS

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JOINT MOTION TO TERMINATE POST-INSTITUTION PROCEEDINGS

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